                     PAINEWEBBER/KIDDER, PEABODY MUNICIPAL
                      MONEY MARKET SERIES--NEW YORK SERIES
                    (A SERIES OF PAINEWEBBER/KIDDER, PEABODY
                         MUNICIPAL MONEY MARKET SERIES)

                                                                October 10, 1995

Dear Shareholder:

     The attached proxy materials describe a proposal that PaineWebber/Kidder, Peabody Municipal Money Market Series--New York Series ('PW/KP Fund') reorganize and become part of PaineWebber RMA New York Municipal Money Fund ('PW Fund'). If the proposal is approved and implemented, each shareholder of PW/KP Fund automatically will become a shareholder of PW Fund.

     YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE REORGANIZATION PROPOSAL. The board believes that combining the two Funds will benefit PW/KP Fund's shareholders by providing them with a portfolio that has an investment objective substantially identical to the investment objective of PW/KP Fund and that will have lower operating expenses as a percentage of net assets. The attached materials provide more information about the proposed reorganization and the two Funds.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit PW/KP Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today.

                                          Very truly yours,


                                          /s/ Margo Alexander
                                          -------------------
                                          MARGO N. ALEXANDER
                                          President,
                                          PaineWebber/Kidder, Peabody Municipal
                                          Money Market Series--New York Series

                     PAINEWEBBER/KIDDER, PEABODY MUNICIPAL
                      MONEY MARKET SERIES--NEW YORK SERIES
                    (A SERIES OF PAINEWEBBER/KIDDER, PEABODY
                         MUNICIPAL MONEY MARKET SERIES)
                            ------------------------

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS

                                NOVEMBER 8, 1995
                            ------------------------

To The Shareholders:


     A special meeting of shareholders ('Meeting') of PaineWebber/Kidder, Peabody Municipal Money Market Series--New York Series ('PW/KP Fund'), a series of PaineWebber/Kidder, Peabody Municipal Money Market Series, will be held on November 8, 1995, at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019, for the following purposes:

          (1) To consider an Agreement and Plan of Reorganization and Termination under which PaineWebber RMA New York Municipal Money Fund ('PW Fund'), a series of PaineWebber Managed Municipal Trust, a Massachusetts business trust, would acquire the assets of PW/KP Fund, in exchange solely for shares of beneficial interest in PW Fund and the assumption by PW Fund of PW/KP Fund's liabilities, followed by the distribution of those shares to the shareholders of PW/KP Fund, all as described in the accompanying Prospectus/Proxy Statement; and

          (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of PW/KP Fund at the close of business on September 25, 1995. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of trustees,


                                          DIANNE E. O'DONNELL
                                          Secretary
October 10, 1995
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED 'FOR' THE PROPOSAL NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                 PAINEWEBBER RMA NEW YORK MUNICIPAL MONEY FUND
               (A SERIES OF PAINEWEBBER MANAGED MUNICIPAL TRUST)

                            ------------------------

                     PAINEWEBBER/KIDDER, PEABODY MUNICIPAL
                      MONEY MARKET SERIES--NEW YORK SERIES
                    (A SERIES OF PAINEWEBBER/KIDDER, PEABODY
                         MUNICIPAL MONEY MARKET SERIES)

                            ------------------------

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                           (TOLL-FREE) 1-800-647-1568

                            ------------------------

                           PROSPECTUS/PROXY STATEMENT
                                OCTOBER 10, 1995

     This Prospectus/Proxy Statement ('Proxy Statement') is being furnished to shareholders of PaineWebber/Kidder, Peabody Municipal Money Market Series--New York Series ('PW/KP Fund'), a series of PaineWebber/Kidder, Peabody Municipal Money Market Series ('PW/KP Trust'), in connection with the solicitation of proxies by PW/KP Trust's board of trustees for use at a special meeting of PW/KP Fund shareholders to be held on November 8, 1995 at 10:00 a.m., Eastern time, and at any adjournment thereof ('Meeting').

     As more fully described in this Proxy Statement, the primary purpose of the Meeting is to vote on a proposed reorganization ('Reorganization'). Under the Reorganization, PaineWebber RMA New York Municipal Money Fund ('PW Fund'), a series of PaineWebber Managed Municipal Trust ('PW Trust'), would acquire the assets of PW/KP Fund, in exchange solely for shares of beneficial interest in PW Fund and the assumption by PW Fund of PW/KP Fund's liabilities. Those PW Fund shares then would be distributed to PW/KP Fund's shareholders so that each such shareholder would receive a number of full and fractional shares of PW Fund having an aggregate net asset value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares in PW/KP Fund. As soon as practicable following the distribution, PW/KP Fund will be terminated.

     PW Fund is a non-diversified series of PW Trust, which is an open-end management investment company comprised of two series. PW Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes, consistent with liquidity and conservation of capital. PW Fund seeks to achieve its objective by investing in high-grade municipal money market instruments. Both PW Fund and PW/KP Fund (each a 'Fund' and collectively, 'Funds') are money market funds that seek to maintain a stable $1.00 price per share.

     AN INVESTMENT IN EITHER FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00

PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and PW Fund that a shareholder should know before voting. This Proxy Statement is accompanied by the Prospectus of PW Fund, dated August 29, 1995, which is incorporated by this reference into this Proxy Statement. A Statement of Additional Information, dated October 10, 1995, relating to the Reorganization and including historical financial statements, has been filed with the Securities and Exchange Commission ('SEC') and is incorporated herein by this reference. A Prospectus of PW/KP Fund dated February 28, 1995, a Statement of Additional Information of PW/KP Fund dated February 28, 1995, and a Statement of Additional Information of PW Fund dated August 29, 1995, have been filed with the SEC and also are incorporated herein by this reference. Copies of these documents, as well as PW/KP Fund's Annual Report for the fiscal year ended October 31, 1994, and each Fund's Semi-Annual Report, if applicable, may be obtained without charge and further inquiries may be made by contacting your PaineWebber Incorporated ('PaineWebber') investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

VOTING INFORMATION........................................................     1

SYNOPSIS..................................................................     2

COMPARISON OF PRINCIPAL RISK FACTORS......................................     8

THE PROPOSED TRANSACTION..................................................     8

MISCELLANEOUS.............................................................    12

APPENDIX A--AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION..........   A-1

                     PAINEWEBBER/KIDDER, PEABODY MUNICIPAL
                      MONEY MARKET SERIES--NEW YORK SERIES
                    (A SERIES OF PAINEWEBBER/KIDDER, PEABODY
                         MUNICIPAL MONEY MARKET SERIES)
                            ------------------------
                           PROSPECTUS/PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                NOVEMBER 8, 1995
                            ------------------------

                               VOTING INFORMATION

     This Prospectus/Proxy Statement ('Proxy Statement') is being furnished to shareholders of PaineWebber/Kidder, Peabody Municipal Money Market Series--New York Series ('PW/KP Fund'), a series of PaineWebber/Kidder, Peabody Municipal Money Market Series ('PW/KP Trust'), in connection with the solicitation of proxies by its board of trustees for use at a special meeting of shareholders to be held on November 8, 1995, and any adjournment thereof ('Meeting'). This Proxy Statement will first be mailed to shareholders on or about October 11, 1995.

     At least thirty percent of the shares of PW/KP Fund outstanding on September 25, 1995, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the Agreement and Plan of Reorganization and Termination, dated as of September 1,

1995 ('Reorganization Plan'), which is attached to this Proxy Statement as Appendix A. Under the Reorganization Plan, PaineWebber RMA New York Municipal Money Fund ('PW Fund'), a series of PaineWebber Managed Municipal Trust ('PW Trust'), would acquire the assets of PW/KP Fund in exchange solely for shares of beneficial interest in PW Fund and the assumption by PW Fund of PW/KP Fund's liabilities; those PW Fund shares then would be distributed to PW/KP Fund's shareholders. (These transactions are collectively referred to herein as the 'Reorganization,' and PW/KP Fund and PW Fund may be referred to herein individually as a 'Fund' or collectively, as 'Funds'.) After completion of the Reorganization, PW/KP Fund will be terminated.

     In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may vote your shares, in their discretion, upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, such revocation must be received by PW/KP Trust prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As of the record date, September 25, 1995 ('Record Date'), PW/KP Fund had 42,047,966.120 shares of beneficial interest outstanding. The solicitation of proxies, the cost of which will be borne by the Funds in proportion to their respective net assets, will be made primarily by mail but also may include telephone or oral communications by representatives of PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the Funds, who will be paid fees and expenses of up to approximately $2,000 for soliciting services. Management does not know of any single shareholder or 'group' (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) who beneficially owns 5% or more of the shares of either Fund as of the Record Date. Trustees and officers of PW Trust own in the aggregate less than 1% of the shares of PW Fund.

     Approval of the Reorganization Plan requires the affirmative vote of a 'majority of the outstanding voting securities' of PW/KP Fund. As defined in the Investment Company Act of 1940 ('1940 Act'), 'majority of the outstanding voting securities' means the lesser of (1) 67% of PW/KP Fund's shares present at a meeting of shareholders if the owners of more than 50% of PW/KP Fund's shares then outstanding are present in person or by proxy, or (2) more than 50% of PW/KP Fund's outstanding shares. Each outstanding full share of PW/KP Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the Reorganization Plan is not approved by the requisite vote of the shareholders of PW/KP Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Although the shareholders of PW/KP Fund may exchange or redeem out of the Fund, they do not have the appraisal rights that may be accorded to shareholders of corporations that propose similar types of reorganizations under the laws of some states.


                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectuses of the Funds (which are incorporated herein by this reference), and the Reorganization Plan. Shareholders should read this Proxy Statement and the Prospectus of PW Fund carefully. As discussed more fully below, the board of trustees of PW/KP Trust believes that the Reorganization will benefit PW/KP Fund's shareholders. PW Fund has an investment objective substantially identical to the investment objective of PW/KP Fund, although its investment strategy may differ from the investment strategy of PW/KP Fund in some respects. It is anticipated that, following the Reorganization, the shareholders of PW/KP Fund will, as shareholders of PW Fund, be subject to lower total operating expenses as a percentage of net assets.

THE REORGANIZATION

     The Reorganization Plan was considered and approved by the boards of trustees of PW/KP Trust and PW Trust (each a 'Trust' and collectively, 'Trusts') at meetings held on July 20, 1995. The Reorganization Plan provides for the acquisition of the assets of PW/KP Fund by PW Fund, in exchange solely for shares of PW Fund and the assumption by PW Fund of the liabilities of PW/KP Fund. PW/KP Fund then will distribute those shares to its shareholders, so that each PW/KP Fund shareholder will receive the number of full and fractional shares of PW Fund that is equal in value to such shareholder's holdings in PW/KP Fund as of the Closing Date (defined below). PW/KP Fund then will be terminated as soon as practicable thereafter.

     The exchange of PW/KP Fund's assets for PW Fund shares and PW Fund's assumption of its liabilities will occur as of 12:00 noon, Eastern time, on November 13, 1995, or such later date as the conditions to the closing are satisfied ('Closing Date').

     Each Fund currently offers a single class of shares. PW Fund shares are offered primarily to clients of PaineWebber and its correspondent firms who are participants in the Resource Management Account ('RMA') or Business Services Account ('BSA') programs. Shareholders of PW/KP Fund who receive shares of PW Fund in the Reorganization may be eligible to become participants in the RMA or BSA programs but will not become participants in such programs automatically. Among the features of the RMA and BSA programs is a daily sweep of uninvested cash in amounts of $1.00 or more into a designated money market fund. PW/KP Fund shareholders who receive shares of PW Fund in the Reorganization but who do not choose to participate in the RMA or BSA programs will have uninvested cash of $5,000 or more swept into PW Fund on a daily basis, with amounts below $5,000 swept weekly. The RMA and BSA programs include a full array of premier account services, such as checkwriting, a Gold or Business Card MasterCard and toll-free telephone access to a customer service center. The features of the RMA and BSA programs are summarized in the PW Fund Statement of Additional Information.

     For the reasons set forth below under 'The Proposed Transaction--Reasons for the Reorganization,' the board of trustees of PW/KP Trust, including the trustees who are not 'interested persons' of either Trust as that term is defined in the 1940 Act ('Independent Trustees'), has determined that the Reorganization is in the best interests of PW/KP Fund, that the terms of the Reorganization are fair and reasonable and that the interests of PW/KP Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, PW/KP Trust's board of trustees recommends approval of the transaction. In addition, PW Trust's board of trustees, including its Independent Trustees, has determined that the Reorganization is in the best interests of PW Fund, that the terms of the Reorganization are fair and reasonable and that the interests of PW Fund's shareholders will not be diluted as a result of the Reorganization.

COMPARATIVE FEE TABLE

     The following tables show (1) transaction expenses currently incurred by shareholders of each Fund, and transaction expenses that each shareholder will incur after giving effect to the Reorganization, and (2) the current fees and expenses incurred for the fiscal year ended June 30, 1995 by PW Fund and the twelve months ended June 30, 1995 (unaudited) by PW/KP Fund, and pro forma fees for PW Fund after giving effect to the Reorganization.

SHAREHOLDER TRANSACTION EXPENSES
                                                                        COMBINED
                                                   PW/KP FUND  PW FUND    FUND
                                                   ----------  -------  --------
Sales charge on purchases of shares..............     None      None      None
Sales charge on reinvested dividends.............     None      None      None
Redemption fee or deferred sales charge..........     None      None      None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                COMBINED FUND(1)
                                      PW/KP FUND   PW FUND(1)     (PRO FORMA)
                                      ----------   ----------   ----------------
Management Fees.....................     0.50%        0.50%           0.50%
12b-1 Fees..........................     0.12%        0.08%           0.08%
Other Expenses......................     0.19%        0.13%           0.11%
                                         ----         ----            ----
Total Fund Operating Expenses.......     0.81%(2)     0.71%(3)        0.69%
                                         ----         ----            ----
                                         ----         ----            ----

------------------
(1) PaineWebber currently charges an annual $85 account charge for the RMA program including the Gold MasterCard without a line of credit. The fee for clients who choose a line of credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard Business Card, is $125 ($165 with a line of credit). The account charges are not included in the table because certain non-RMA and non-BSA participants are permitted to purchase shares of PW Fund.


(2) PW/KP Fund's ratios of Total Fund Operating Expenses as a percentage of average net assets were 0.78% and 0.80%, respectively, for the fiscal year ended October 31, 1994 and for the six-month period ended April 30, 1995 (unaudited).

(3) The ratio of Total Fund Operating Expenses as a percentage of net assets included in the table for PW Fund has been restated to reflect current fees and expenses (i.e., absent any fee waiver). Total Fund Operating Expenses for the fiscal year ended June 30, 1995 were 0.68%, as a result of the fee waiver in effect during that period.

EXAMPLE OF EFFECT ON FUND EXPENSES

     The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming a 5% annual return.

                            ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                            --------    -----------    ----------    ---------
PW/KP Fund................     $8           $26           $ 45         $ 100
PW Fund...................     $7           $23           $ 40         $  88
Combined Fund.............     $7           $22           $ 38         $  86

     This Example assumes that all dividends are reinvested, that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown, and that the shares are redeemed at the end of each time period shown. The above tables and the assumption in this Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of either Fund.

     This Example should not be considered a representation of past or future expenses, and each Fund's actual expenses may be more or less than those shown. The actual expenses of each Fund will depend upon, among other things, the level of its average net assets and the extent to which it incurs variable expenses, such as transfer agency costs.

FORMS OF ORGANIZATION

     Each Trust is an open-end management investment company organized as a Massachusetts business trust. Each Trust's Declaration of Trust authorizes its trustees to issue an unlimited number of full and fractional shares of one or more series, par value $.001. The Trusts do not issue share certificates. The Trusts are also not required to (and do not) hold annual shareholder meetings.

     PW Fund, a non-diversified series of PW Trust, commenced operations on November 10, 1988. PW/KP Fund, a non-diversified series of PW/KP Trust, commenced operations on February 1, 1991.

     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust of each Trust expressly disclaims, and provides indemnification against, such liability. Accordingly, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that PaineWebber, the investment adviser of each Fund, believes is remote and, thus, does not pose a material risk.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each Fund are set forth below. There can be no assurance that either Fund will achieve its investment objective, and while each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance it will be able to do so.

     PW Fund. The investment objective of PW Fund is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes, consistent with liquidity and conservation of capital. The Fund seeks to achieve its objective by investing principally in high-grade New York Municipal Securities (defined below) with remaining maturities of 13 months or less. Except for temporary purposes, it invests at least 80%, and seeks to invest 100%, of its net assets in municipal securities issued by New York State, its municipalities and public authorities and other issuers if such obligations pay interest exempt from federal income tax as well as New York State and New York City personal income taxes ('New York Municipal Securities'). PW Fund will invest only in New York Municipal Securities that are 'First Tier Securities.' First Tier Securities are obligations that Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') (as sub-adviser and sub-administrator to the Fund) determines, pursuant to procedures adopted by PW Trust's board of trustees, present minimal credit risks and are either (1) rated in the highest rating category by at least two nationally recognized statistical rating organizations ('NRSROs'), (2) rated in the highest rating category by a single NRSRO if only that NRSRO has assigned the obligation a rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality.

     Under normal market conditions, the Fund intends to invest in New York Municipal Securities that pay interest that is not a tax preference item for purposes of the federal alternative minimum tax ('AMT'), but may invest in securities that pay interest that is such a tax preference item if, in Mitchell Hutchins' judgment, market conditions warrant.

     Instruments in which the Fund may invest include variable- and floating-rate securities with remaining maturities of 13 months or more issued by municipal issuers (if subject to a demand feature exercisable within 13 months or less), industrial development bonds, private activity bonds and participation interests in the foregoing. The Fund may also purchase put bonds (a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date). The Fund may also enter into repurchase agreements but does not intend to do so except as a temporary measure and under unusual circumstances. The Fund may borrow money for temporary purposes, but not in an amount in excess of 10% of its total assets at the time of borrowing.


     PW/KP Fund. The investment objective of PW/KP Fund is to maximize current income exempt from federal income tax and New York State and New York City personal income taxes, consistent with the preservation of capital and maintenance of liquidity. The Fund seeks to achieve this objective by investing primarily in debt securities of New York State, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and state income tax ('New York Municipal Obligations'). To the extent acceptable New York Municipal Obligations are not available for investment, the Fund will invest in debt securities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer ('municipal obligations'). It is a fundamental policy of the Fund that it invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in municipal obligations and at least 65% in New York Municipal Obligations.

     All of the instruments purchased by the Fund have a remaining maturity of 397 days or less. In compliance with Rule 2a-7 under the 1940 Act, the Fund invests only in U.S. dollar-denominated securities determined in accordance with procedures established by PW/KP Trust's board of trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two NRSROs (or one NRSRO if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the board of trustees. The Fund may invest more than 25% of the value of its total assets in industrial development bonds that are backed only by the assets and revenues of the non-governmental users. The Fund may also purchase floating- and variable-rate demand obligations and participation interests in municipal obligations from financial institutions. The Fund may enter into repurchase agreements. The Fund may borrow money from banks, but only for temporary or emergency purposes (not for leveraging), in an amount up to 15% of total assets.

     Other Policies of the Funds. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Both Funds may invest 25% or more of the value of their assets in securities the interest on which is paid from similar types of projects. Both Funds may invest up to 20% of total assets in taxable short-term investments, for other than defensive purposes. Each Fund will invest no more than 10% of its net assets in illiquid securities. Both Funds may acquire stand-by commitments with respect to municipal securities and may purchase municipal securities on a 'when-issued' basis.

OPERATIONS OF PW FUND FOLLOWING THE REORGANIZATION

     As noted above, there are some differences in the investment policies of the two Funds, including the restriction of PW Fund to investment in First Tier Securities. It is not expected, however, that PW Fund will revise its investment policies following the Reorganization to reflect those of PW/KP Fund. Based on its review of the investment portfolios of each Fund, Mitchell Hutchins believes that all of the assets held by PW/KP Fund will be consistent with the investment policies of PW Fund and thus can be transferred to and held by PW Fund if the Reorganization is approved.

PURCHASES AND REDEMPTIONS

     Shares of each Fund are available only through PaineWebber and its correspondent firms. There is no minimum initial investment in PW Fund. PW Fund shares are offered primarily to clients of PaineWebber and its correspondent firms who are participants in the RMA or BSA programs. Shares of PW/KP Fund may be purchased only by existing shareholders of PW/KP Fund through their PaineWebber brokerage accounts.

     Shares of each Fund may be redeemed at their net asset value per share next determined after a redemption request is properly received. Within three Business Days after receipt of the request, redemption proceeds will be credited to the shareholder's account or sent to the shareholder. A 'Business Day' is any day on which the offices of a Fund's custodian and the New York City offices of PaineWebber and PaineWebber's bank are all open for business. Clients of PaineWebber or its correspondent firms may redeem shares for their Fund account by wire, telephone or by mail.

     If the Reorganization is approved, shares of PW/KP Fund will cease to be offered on November 10, 1995, so that shares of PW/KP Fund will no longer be available for purchase or exchange thereafter. If the Meeting is adjourned and the Reorganization is approved on a later date, PW/KP Fund shares will no longer be available for purchase or exchange on the Business Day following the date on which the Reorganization is approved and all contingencies are met. Redemptions of PW/KP Fund's shares and exchanges of such shares for shares of any other PaineWebber/Kidder, Peabody fund may be effected through the Closing Date.

EXCHANGES

     The exchange policies of the Funds differ. Shares of PW Fund are not exchangeable for shares of any other fund, while shares of PW/KP Fund are exchangeable for shares of other PaineWebber/Kidder, Peabody funds. After the Reorganization, shares of PW Fund will continue to be not exchangeable.

DIVIDENDS

     Each Business Day, each Fund declares as dividends all of its net investment income. Dividends are accrued to shareholder accounts daily and are automatically paid in additional Fund shares monthly. Shares begin earning dividends on the day of purchase; shares do not earn dividends on the day of redemption. Net investment income includes accrued interest and earned discount (including original issue discount and market discount), less amortization of market premium and accrued expenses. Daily dividends declared by each Fund do not include any net investment income attributable to the accretion of market discount on municipal obligations. Any such amounts, which are taxable to each Fund's shareholders, are distributed annually, unless more frequent distributions are necessary to maintain a Fund's net asset value per share at $1.00 or to avoid income or excise taxes.

     Each Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not anticipate payment of any long-term capital gain distributions.


     On or before the Closing Date, PW/KP Fund will declare as a dividend substantially all of its net tax-exempt interest income, taxable net investment income and net short-term capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends, in order to continue to maintain its tax status as a regulated investment company. Such distributions will be paid only in cash.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     PW/KP Trust has received an opinion of Stroock & Stroock & Lavan, its counsel, and PW Trust has received an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ('Code'). Accordingly, no gain or loss will be recognized to either Fund or its shareholders as a result of the Reorganization. See 'The Proposed Transaction--Federal Income Tax Considerations,' page 11.

                      COMPARISON OF PRINCIPAL RISK FACTORS

     Because PW Fund's investment objective is substantially identical, and its investment policies are generally similar, to those of PW/KP Fund, their investment risks are generally similar. Such risks are those typically associated with investing in a money market fund concentrating in one state's securities, as described below. See the Prospectus of PW Fund, which accompanies this Proxy Statement, for a more detailed discussion of risks associated with investment in PW Fund.

     Risk of Investment in New York Municipal Securities. The principal risk of investing in PW Fund, after the Reorganization, is the same as the risk of investing in either Fund before the Reorganization. That risk is the risk of concentrating investments in one state. Concentration in New York Municipal Securities involves greater risks than investments in a broader geographic region. The Fund's yield and its ability to maintain a constant net asset value per share can be affected by political and economic developments within the State of New York ('State') and by the financial condition of the State, its public authorities and political subdivisions, particularly the City of New York ('City'). Although the State reduced its accumulated General Fund deficits and experienced operating surpluses in its fiscal year ('FY') 1991-92 through 1993-94, it continues to experience substantial financial difficulties related to the recent recession, resulting in, among other things, reductions in General Fund receipts. An estimated budget gap of approximately $4.7 billion is projected for FY 1995-96, unless numerous and substantial corrective measures are successfully implemented. The City (which is constrained in its fiscal flexibility by an already heavy local tax burden, urgent social needs and its extensive and deteriorating infrastructure) and most suburban county governments have experienced serious fiscal problems related to the recessionary performance of the regional economy, which has caused substantial broad-based and recurring revenue shortfalls. Both the State's and the City's credit ratings have been, and could be further, impaired.

     Tender Option Bonds.  Unlike PW Fund, PW/KP Fund is authorized to purchase tender option bonds, although it has not done so. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity, and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligations and for other reasons.

                            THE PROPOSED TRANSACTION

REORGANIZATION PLAN

     The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix A to this Proxy Statement.

     The Reorganization Plan contemplates (a) the acquisition by PW Fund on the Closing Date of the assets of PW/KP Fund in exchange solely for PW Fund shares and the assumption by PW Fund of PW/KP Fund's liabilities, and (b) the constructive distribution of such shares to the shareholders of PW/KP Fund.

     The assets of PW/KP Fund to be acquired by PW Fund include all cash, cash equivalents, securities, receivables and other property owned by PW/KP Fund. PW Fund will assume from PW/KP Fund all debts, liabilities, obligations and duties of PW/KP Fund of whatever kind or nature; provided, however, that PW/KP Fund will use its best efforts, to the extent practicable, to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date. PW Fund also will deliver its shares to PW/KP Fund, which then will be constructively distributed to PW/KP Fund's shareholders.

     The value of PW/KP Fund's assets to be acquired, and the amount of its liabilities to be assumed, by PW Fund, and the net asset value of a share of PW Fund, will be determined as of 12:00 noon on the Closing Date. The amortized cost method will be used in valuing each Fund's securities. All other assets and liabilities will be valued at fair value as determined in good faith by or under the direction of each Trust's board of trustees, as applicable.

     On, or as soon as practicable after, the Closing Date, PW/KP Fund will distribute pro rata to its shareholders of record the shares of PW Fund it received so that each PW/KP Fund shareholder will receive a number of full and fractional shares of PW Fund equal in value to the shareholder's holdings in PW/KP Fund; PW/KP Fund will be terminated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of PW Fund in the names of PW/KP Fund shareholders and by transferring thereto the shares previously credited to the account of PW/KP Fund on those books. Fractional shares of PW Fund will be rounded to the third decimal place.

     Accordingly, immediately after the Reorganization, each former shareholder of PW/KP Fund will own shares of PW Fund that will be equal in value to that shareholder's shares of PW/KP Fund immediately prior to the Reorganization. Moreover, because shares of PW Fund will be issued at net asset value in exchange for the net assets of PW/KP Fund, the aggregate net asset value of PW Fund shares so issued will equal the aggregate net asset value of PW/KP Fund shares. The net asset value per share of PW Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

     Any transfer taxes payable upon issuance of shares of PW Fund in a name other than that of the registered holder of the shares on the books of PW/KP Fund shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of PW/KP Fund will continue to be its responsibility up to and including the Closing Date and such later date on which it is terminated.

     The cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by the Funds in proportion to their respective net assets. Mitchell Hutchins recommended this method of expense allocation to the trustees of the Trusts. Mitchell Hutchins based its recommendations on its belief that this method is fair because, for the reasons discussed under 'Reasons for the Reorganization,' the Reorganization has the potential to benefit both Funds. The trustees of each Trust considered this expense allocation method in approving the Reorganization and in finding that the Reorganization is in the best interests of their respective Fund.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by each Trust. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the shareholders' interests.

REASONS FOR THE REORGANIZATION

     The board of trustees of PW/KP Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of PW/KP Fund, that the terms of the Reorganization are fair and reasonable and that the interests of PW/KP Fund's shareholders will not be diluted as a result of the Reorganization. The board of trustees of PW Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of PW Fund, that the terms of the

Reorganization are fair and reasonable and that the interests of PW Fund's shareholders will not be diluted as a result of the Reorganization.

     In considering the Reorganization, the boards of trustees made an extensive inquiry into a number of factors, including the following:

          (1) the compatibility of the investment objectives, policies and restrictions of the Funds;

          (2) the investment performance of the Funds;

          (3) the effect of the Reorganization on the expense ratio of PW Fund relative to each Fund's current expense ratio;

          (4) the costs to be incurred by each Fund as a result of the Reorganization;

          (5) the tax consequences of the Reorganization;

          (6) possible alternatives to the Reorganization, including continuing to operate on a stand-alone basis or liquidation; and

          (7) the potential benefits of the Reorganization to other persons, especially PaineWebber and Mitchell Hutchins.

     The Reorganization was recommended to each Trust's board of trustees by Mitchell Hutchins at meetings thereof held on July 20, 1995. In approving the Reorganization, the boards of trustees took into account the fact that the Funds have substantially identical investment objectives and generally similar investment policies with the differences noted and that Mitchell Hutchins did not believe there was a compelling reason to offer two separate New York municipal money market funds. In approving the proposed transaction, the boards of trustees also took account of Mitchell Hutchins' opinion that PW Fund's objective of achieving maximum current income exempt from federal income tax and New York State and New York City personal income taxes by investing principally in New York Municipal Securities remains an appropriate one to offer to investors as part of an overall investment strategy.

     The boards were advised by Mitchell Hutchins that combining the two Funds would eliminate duplicative expenses and achieve other economies of scale in connection with custody fees, state registration fees, printing expenses, trustees fees and legal and audit expenses. In approving the Reorganization, the boards considered the fact that the combined Fund would have lower operating expenses as a percentage of net assets than either Fund. The board of PW Trust considered the fact that the impact of these lower expenses would not be immediately apparent to shareholders of PW Fund, as PaineWebber had been waiving a portion of its fee with respect to PW Fund, but noted that the fee waiver was voluntary and could be discontinued at any time.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT THE
            SHAREHOLDERS OF PW/KP FUND VOTE 'FOR' THE REORGANIZATION

DESCRIPTION OF SECURITIES TO BE ISSUED

     PW Trust is registered with the SEC as an open-end management investment company. Its trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series (par value $.001 per share). The trustees have established PW Fund as one of PW Trust's two series and have authorized the public offering of a single class of shares of PW Fund. Shares of PW Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. On the Closing Date, PW Fund will have outstanding a single class of shares. Each share of PW Fund is entitled to participate equally in dividends and the proceeds of any liquidation.

     PW Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless fewer than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record holding at least 10% of the Trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

     The exchange of PW/KP Fund's assets for shares of PW Fund and PW Fund's assumption of PW/KP Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. PW/KP Trust has received an opinion of Stroock & Stroock & Lavan, its counsel, and PW Trust has received an opinion of Kirkpatrick & Lockhart LLP, its counsel, each substantially to the effect that:

          (1) PW Fund's acquisition of PW/KP Fund's assets in exchange solely for PW Fund shares and PW Fund's assumption of PW/KP Fund's liabilities, followed by PW/KP Fund's distribution of those shares to its shareholders constructively in exchange for their PW/KP Fund shares, will constitute a 'reorganization' within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be 'a party to a reorganization' within the meaning of section 368(b) of the Code;

          (2) No gain or loss will be recognized to PW/KP Fund on the transfer to PW Fund of its assets in exchange solely for PW Fund shares and PW Fund's assumption of PW/KP Fund's liabilities or on the subsequent distribution of those shares to PW/KP Fund's shareholders in constructive exchange for their PW/KP Fund shares;

          (3) No gain or loss will be recognized to PW Fund on its receipt of the transferred assets in exchange solely for PW Fund shares and its assumption of PW/KP Fund's liabilities;

          (4) PW Fund's basis for the transferred assets will be the same as the basis thereof in PW/KP Fund's hands immediately prior to the

     Reorganization, and PW Fund's holding period for those assets will include PW/KP Fund's holding period therefor;

          (5) A PW/KP Fund shareholder will recognize no gain or loss on the constructive exchange of all its PW/KP Fund shares solely for PW Fund shares pursuant to the Reorganization; and

          (6) A PW/KP Fund shareholder's basis for PW Fund shares to be received by it in the Reorganization will be the same as the basis for its PW/KP Fund shares to be constructively surrendered in exchange for those PW Fund shares, and its holding period for those PW Fund shares will include its holding period for those PW/KP Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

Each such opinion states that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Shareholders of PW/KP Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

     The following table shows the capitalization of each Fund as of June 30, 1995 (unaudited, with respect to PW/KP Fund), and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization:

                                                                   COMBINED FUND
                                         PW FUND      PW/KP FUND    (PRO FORMA)
                                         -------      ----------   -------------
Net Assets...........................  $192,798,770   $47,254,185   $240,052,955
Net Asset Value Per Share............      $1.00         $1.00          $1.00
Shares Outstanding...................   192,932,698    47,256,106    240,188,804


                                 MISCELLANEOUS

AVAILABLE INFORMATION

     Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can also be obtained from the Public Reference

Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

LEGAL MATTERS

     Certain legal matters in connection with the issuance of PW Fund shares as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, counsel to PW Trust.

EXPERTS

     The financial statements of PW Fund and PW/KP Fund, incorporated herein by reference and incorporated by reference or included in each Fund's Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, and Deloitte & Touche LLP, independent auditors, respectively, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal years ended June 30, 1995, and October 31, 1994, respectively. The financial statements audited by Ernst & Young LLP and Deloitte & Touche LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting.

                                                                      APPENDIX A
              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ('Agreement') is made as of September 1, 1995, between PaineWebber Managed Municipal Trust, a Massachusetts business trust ('PW Trust'), on behalf of PaineWebber RMA New York Municipal Money Fund, a segregated portfolio of assets ('series') thereof ('Acquiring Fund'), and PaineWebber/Kidder, Peabody Municipal Money Market Series, a Massachusetts business trust ('PW/KP Trust'), on behalf of its PaineWebber/Kidder, Peabody Municipal Money Market Series--New York Series ('Target'). (Acquiring Fund and Target are sometimes referred to herein individually as a 'Fund' and collectively as the 'Funds,' and PW Trust and PW/KP Trust are sometimes referred to herein individually as an 'Investment Company' and collectively as the 'Investment Companies.')

     This Agreement is intended to be, and is adopted as, a plan of a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ('Code'). The reorganization will involve the transfer to Acquiring Fund of Target's assets solely in exchange for voting shares of beneficial interest in Acquiring Fund ('Acquiring Fund Shares') and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in Target ('Target Shares') in exchange therefor, all upon the terms and conditions set forth herein. The foregoing transactions are referred to herein as the 'Reorganization.' All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by PW Trust on behalf of Acquiring Fund and by PW/KP Trust on behalf of Target.

     In consideration of the mutual promises herein, the parties covenant and agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION OF TARGET

     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ('Assets') to Acquiring Fund. Acquiring Fund agrees in exchange therefor:

          (a) to issue and deliver to Target the number of full and fractional Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) ('NAV') of an Acquiring Fund Share; and

          (b) to assume all of Target's liabilities described in paragraph 1.3 ('Liabilities').

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement, including without limitation Target's share of the expenses described in paragraph 7.2. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

     1.4. Before the Effective Time, Target shall declare and pay to its shareholders a dividend in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and net interest income excludable from gross income under section 103(a) of the Code for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall constructively distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively 'Shareholders' and individually a 'Shareholder'), in exchange for their Target Shares. Such distribution shall be accomplished by the Funds' transfer agent ('Transfer Agent') opening accounts on Acquiring Fund's share transfer books in the

Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, Target shall be terminated as a series of PW/KP Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of 12:00 noon on the date of the Closing ('Valuation Time'), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information.

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

     2.4. If the difference between the NAVs per share of the Funds equals or exceeds $.0025 at the Valuation Time, or such earlier or later day and time as the parties may agree and set forth in writing signed by their duly authorized officers, as computed by using the market values of the Funds' assets in accordance with the policies and procedures established by the Funds (or as otherwise mutually determined by the Investment

Companies' boards of trustees), either Fund may postpone the Valuation Time until such time as such per share NAV difference is less than $.0025.

3. CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ('Closing'), shall occur at the Funds' principal office on November 13, 1995, or at such other place and/or on such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of 12:00 noon on the date thereof or at such other time as the parties may agree ('Effective Time'). If, immediately before the Valuation Time,
(a) the New York Stock Exchange, Inc. ('NYSE') is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. PW/KP Trust shall deliver to PW Trust at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3. PW/KP Trust shall deliver to PW Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of PW/KP Trust. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PW Trust shall issue and deliver a confirmation to PW/KP Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to PW/KP Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

     4.1. Target represents and warrants as follows:

          4.1.1. PW/KP Trust is an unincorporated voluntary association with transferable shares organized as a business trust under a written instrument ('Business Trust'); it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

          4.1.2. PW/KP Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940 ('1940 Act'), and such registration will be in full force and effect at the Effective Time;

          4.1.3. Target is a duly established and designated series of PW/KP Trust;

          4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          4.1.5. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933 ('1933 Act') and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of PW/KP Trust's Declaration of Trust or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by PW Trust;

          4.1.7. Except as disclosed in writing to and accepted by PW Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;

          4.1.8. Except as otherwise disclosed in writing to and accepted by PW Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against PW/KP Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;


          4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PW/KP Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ('SEC') or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

          4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934 ('1934 Act'), or the 1940 Act for the execution or performance of this Agreement by PW/KP Trust, except for (a) the filing with the SEC of a registration statement by PW Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ('Registration Statement'), including therein a prospectus/proxy statement ('Proxy Statement'), (b) receipt of the exemptive relief referenced in subparagraph 4.1.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PW Trust for use therein;

          4.1.13. The Liabilities were incurred by Target in the ordinary course of its business;

          4.1.14. Target is a 'fund' as defined in section 851(h)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ('RIC') for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

          4.1.15. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

          4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

          4.1.17. Target will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Effective Time.

     4.2. Acquiring Fund represents and warrants as follows:

          4.2.1. PW Trust is a Business Trust; it is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

          4.2.2. PW Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          4.2.3. Acquiring Fund is a duly established and designated series of PW Trust;

          4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of a Business Trust may, under certain circumstances, be held personally liable for its obligations. Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

          4.2.6. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


          4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of PW Trust's Declaration of Trust or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by PW/KP Trust;

          4.2.8. Except as otherwise disclosed in writing to and accepted by PW/KP Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against PW Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PW Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PW Trust, except for (a) the filing with the SEC of the Registration Statement, (b) receipt of the exemptive relief referenced in subparagraph 4.2.9, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PW/KP Trust for use therein;

          4.2.12. Acquiring Fund is a 'fund' as defined in section 851(h)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business;

          4.2.14. Acquiring Fund (a) will actively continue Target's business in substantially the same manner that Target conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or business trust or any 'fund' thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization;

          4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

          4.2.17. Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target.

     4.3. Each Fund represents and warrants as follows:

          4.3.1. The fair market value of the Acquiring Fund Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Target Shares constructively surrendered in exchange therefor;

          4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem or otherwise dispose of any portion of the Acquiring Fund Shares to be received by them in the Reorganization and (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company. Consequently, its management expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis. Nor does its management anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

          4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

          4.3.5. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (a) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (b) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization;

          4.3.8. None of the compensation received by any Shareholder who is an employee of Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder-employee; none of the Acquiring Fund Shares received by any such Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

          4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting 'control' of Acquiring Fund within the meaning of section 304(c) of the Code.

5. COVENANTS

     5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.

     5.2. Target covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4. Target covenants that it will assist PW Trust in obtaining such information as PW Trust reasonably requests concerning the beneficial ownership of Target Shares.

     5.5. Target covenants that Target's books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PW Trust at the Closing.

     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. PW Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by PW/KP Trust's board of trustees and shall have been approved by Target's shareholders in accordance with applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. PW/KP Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to PW Trust, substantially to the effect that:

          6.4.1. Acquiring Fund is a duly established series of PW Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PW Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by PW/KP Trust on behalf of Target, is a valid and legally binding obligation of PW Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, except to the extent that under Massachusetts law shareholders of a Business Trust may, under certain circumstances, be held personally liable for its obligations, and no shareholder of Acquiring Fund has any preemptive right to subscribe for or purchase such shares;

          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PW Trust's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which PW Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PW Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by PW/KP Trust;

          6.4.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PW Trust on behalf of Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

          6.4.6. PW Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PW Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) PW Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PW/KP Trust.


In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word 'knowledge' and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.5. PW Trust shall have received an opinion of Stroock & Stroock & Lavan, counsel to PW/KP Trust, substantially to the effect that:

          6.5.1. Target is a duly established series of PW/KP Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by PW/KP Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PW Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of PW/KP Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PW/KP Trust's Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which PW/KP Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PW/KP Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by PW Trust;

          6.5.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PW/KP Trust on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

          6.5.5. PW/KP Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PW/KP Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) PW/KP Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PW Trust.

In rendering such opinion, such counsel may (i) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, and (iv) define the word 'knowledge' and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.6. PW Trust shall have received an opinion of Kirkpatrick & Lockhart LLP, its counsel, addressed to and in form and substance satisfactory to it, and PW/KP Trust shall have received an opinion of Stroock & Stroock & Lavan, its counsel, addressed to and in form and substance satisfactory to it, each as to the federal income tax consequences mentioned below (each a 'Tax Opinion'). In rendering its Tax Opinion, each such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4. Each Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be 'a party to a reorganization' within the meaning of section 368(b) of the Code;

          6.6.2. No gain or loss will be recognized to Target on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

          6.6.3. No gain or loss will be recognized to Acquiring Fund on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

          6.6.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;


          6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

          6.6.6. A Shareholder's basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, each Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     At any time before the Closing, (a) Acquiring Fund may waive any of the foregoing conditions if, in the judgment of PW Trust's board of trustees, such waiver will not have a material adverse effect on its shareholders' interests, and (b) Target may waive any of the foregoing conditions if, in the judgment of PW/KP Trust's board of trustees, such waiver will not have a material adverse effect on the Shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Except as otherwise provided herein, all expenses incurred in connection with the transactions contemplated by this Agreement (whether or not they are consummated) will be borne by the Funds proportionately, as follows: each such expense will be borne by the Funds in proportion to their respective net assets as of the close of business on the last business day of the month in which such expense was incurred. Such expenses include: (a) expenses incurred in connection with entering into and carrying out the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which Target's shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (d) printing and postage expenses;
(e) legal and accounting fees; and (f) solicitation costs.

8. ENTIRE AGREEMENT; SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

9. TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before March 31, 1996; or

     9.2. By the parties' mutual agreement.

     In the event of termination under paragraphs 9.1.(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. The parties acknowledge that each Investment Company is a Business Trust. Notice is hereby given that this instrument is executed on behalf of each Investment Company's trustees solely in their capacity as trustees, and not individually, and that each Investment Company's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the respective Funds' assets and property. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Fund's assets and property in settlement of such rights or claims and not to such trustees or shareholders.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.


ATTEST:                              PAINEWEBBER MANAGED MUNICIPAL TRUST,
                                       on behalf of its series,
                                           PAINEWEBBER RMA NEW YORK
                                           MUNICIPAL MONEY FUND

By: /s/ Ilene Shore                  /s/ Dianne E. O'Donnell
    -------------------              -----------------------
    Assistant Secretary              Vice President


ATTEST: PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET SERIES, on behalf of its series,
                                           PAINEWEBBER/KIDDER, PEABODY MUNICIPAL
                                           MONEY MARKET SERIES--NEW YORK SERIES

By: /s/ Stephanie H. Johnson         /s/ Scott Griff
    ------------------------         ---------------
    Assistant Secretary              Vice President

  PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET SERIES--NEW YORK SERIES
    (A SERIES OF PAINEWEBBER/KIDDER, PEABODY MUNICIPAL MONEY MARKET SERIES)
              SPECIAL MEETING OF SHAREHOLDERS--NOVEMBER 8, 1995

The undersigned hereby appoints as proxies Dianne E. O'Donnell and Ilene Shore and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Trustees of PaineWebber/Kidder, Peabody Municipal Money Market Series--New York Series (a series of PaineWebber/Kidder, Peabody Municipal Money Market Series).

                                   This proxy will not be voted unless it is dated and signed exactly as instructed.

                                   If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating this. If the Shareholder is a partnership, a partner should sign his or her own name, indicating that he or she is a 'Partner'.

                                   Sign exactly as name appears hereon.

                                   Dated: ___________________________, 1995

                                   ________________________________________
                                            Signature of Shareholder

      PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF TRUSTEES RECOMMENDS A VOTE 'FOR'

1. Approval of an Agreement and Plan of               For     Against   Abstain
   Reorganization and Termination between             / /       / /       / /
   PaineWebber RMA New York Municipal Money Fund, a series of PaineWebber Managed Municipal Trust and PaineWebber/Kidder, Peabody Municipal Money
   Market Series--New York Series, (a series of
   PaineWebber/Kidder, Peabody Municipal Money
   Market Series).

Please sign and date this proxy on the reverse side and return it in the enclosed envelope to Alamo
Direct Mail Services, Inc., 10 Lucon Drive, Deer
Park, NY 11729.